VOYA EQUITY TRUST

Voya Small Cap Opportunities Fund (“Fund”)

Supplement dated October 16, 2014

to the Fund’s Class R6 Prospectus

dated September 30, 2014 (“Prospectus”)

Effective immediately, the Fund’s Prospectus is revised as follows:

a.                                      The second paragraph of the section entitled “Principal Investment Strategies” in the summary section of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The Russell 2000® Growth Index is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000® Growth Index as of June 30, 2014, ranged from $136 million to $4.5 billion.

b.                                      The table and accompanying footnotes of the subsection entitled “Performance Information — Average Annual Total Returns” in the summary section of the Fund’s Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns %

(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	29.54	21.08	9.49	N/A	06/05/95
After tax on distributions	%	27.58	20.64	9.29	N/A	—
After tax on distributions with sale	%	17.69	17.22	8.36	N/A	—
Russell 2000® Growth Index(1)%		43.30	22.58	9.41	N/A	—
Russell 2000® Index(1)%		38.82	20.08	9.07	N/A	—

(1)         The index returns do not reflect deductions for fees, expenses, or taxes.

c.                                       The third paragraph of the section entitled “Index Descriptions” in the statutory section of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE